UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:

June 22, 2022

Gaucho Group Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40075	52-2158952
State of	Commission	IRS Employer
Incorporation	File Number	Identification No.

112 NE 41st Street, Suite 106

Miami, FL 33137

Address of principal executive offices

212-739-7700

Telephone number, including Area code

Former name or former address if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	VINO	The Nasdaq Stock Market LLC

Item 3.02 Issuance of Unregistered Securities

On June 24, 2022, the Company issued a total of 2,207,309 shares of its common stock to certain investors (the “Option Holders”) holding options to purchase common stock of Gaucho Group, Inc., a wholly owned subsidiary of the Company (“GGI”). On June 24, 2022, the Company further granted to the Option Holders the right to receive, in the aggregate, up to 315,330 shares of restricted stock units subject to vesting, with an aggregate of 157,665 shares vesting on September 18, 2022, and 157,665 shares vesting on December 18, 2022. The issuance and grant were made in consideration for the Option Holders’ agreement to cancel their outstanding options to purchase common stock of GGI. The value of the stock issuance and grant of restricted stock units is approximately $1,576,648.

For this sale of securities, no general solicitation was used, no commissions were paid, all persons were accredited investors, and the Company relied on the exemption from registration available under Section 4(a)(2) and/or Rule 506(b) of Regulation D promulgated under the Securities Act with respect to transactions by an issuer not involving any public offering. A Form D will be filed with the SEC within 15 days of the issuance of the shares.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The information set forth in Item 3.02 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 5.02.

The Company’s Chief Executive Officer and director, Scott L. Mathis, the Company’s Chief Financial Officer, Maria Echevarria, and certain of the Company’s directors, Steven Moel, Peter Lawrence, and Reuben Cannon, each held options to purchase shares of GGI. As such, each of the foregoing officers and directors were issued shares of common stock of the Company as consideration for the cancellation of their outstanding options to purchase shares of common stock of GGI.

Item 8.01 Other Events.

As previously announced in the Company’s Form 8-K filed June 17, 2022, on June 15, 2022, the Board approved the creation of a nominating committee of the Board (the “Nominating Committee”) and appointed Reuben Cannon as Chairperson of the committee, with additional members Peter Lawrence and Marc Dumont.

On June 22, 2022, the Board approved and adopted a Charter of the Nominating and Corporate Governance Committee (the “Nominating Committee Charter”) to govern its membership and purpose.

A copy of the Nominating Committee Charter is attached hereto as Exhibit 99.1 and is available on the Company’s website at https://ir.gauchoholdings.com/corporate-governance/governance-documents.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Nominating Committee Charter adopted by the Board on June 22, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 24th_ day of June 2022.

Gaucho Group Holdings, Inc.

By:	/s/Scott L. Mathis
Scott L. Mathis, President & CEO